UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-00749

STONEBRIDGE FUNDS TRUST
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Richard C. Barrett, President Stonebridge Funds Trust 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-639-3935

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 - April 30, 2006

Item 1. Reports to Stockholders.

STONEBRIDGE FUNDS

OFFICERS AND TRUSTEES

Richard C. Barrett, CFA, Chairman,

Board of Trustees & President

Debra L. Newman, Vice President, Treasurer,

& Chief Compliance Officer

Matthew W. Markatos, CFA, Vice President

Selvyn B. Bleifer, M.D., Trustee

Marvin Freedman, Trustee

Charles F. Haas, Trustee

William H. Taylor II, Trustee

Benjamin H. Lowe, Secretary

INVESTMENT ADVISER

STONEBRIDGE CAPITAL MANAGEMENT, INCORPORATED

1801 Century Park East, Suite 1800

Los Angeles, California 90067

ADMINISTRATOR & FUND ACCOUNTANT

ALPS MUTUAL FUNDS SERVICES, INC.

1625 Broadway, Suite 2200

Denver, Colorado 80202

DISTRIBUTOR

ALPS DISTRIBUTORS, INC.

1625 Broadway, Suite 2200

Denver, Colorado 80202

TRANSFER AGENT

BOSTON FINANCIAL DATA SERVICES-MIDWEST

330 West 9th Street

Kansas City, Missouri 64105

CUSTODIAN

FIFTH THIRD BANK

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

LEGAL COUNSEL

PAUL, HASTINGS, JANOFSKY & WALKER LLP

515 S. Flower Street

Los Angeles, California 90071

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TAIT, WELLER & BAKER

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

STONEBRIDGE FUNDS

SEMI-ANNUAL REPORT

For The Six Months Ended

APRIL 30, 2006

LETTER TO SHAREHOLDERS

OVERVIEW

Over the last six months, the financial markets have witnessed some fairly unusual events - the yield curve inverted and commodity prices reached 20-plus year highs. Surprisingly, the equity markets provided strong returns to shareholders during this period, despite the notion that these aforementioned events typically cause equity investors to pause and fret. It is possible that investors have ignored these warning signs because corporate profits continue to grow at a double-digit rate. In fact, the first quarter of 2006 was the 15th consecutive quarter of double-digit year-over-year growth.

The yield curve, a graphical representation of Treasury note and bond yields across the maturity spectrum, has been steadily flattening since the Federal Reserve began its tightening cycle in June 2004. What had been an approximate 200 basis point (2%) difference between two-year and ten-year notes turned negative (inverted) towards the end of 2005 and remained so during the first quarter of 2006. Often, when the bond market places more value (a higher price and thus lower yield) on the long end of the curve, it signifies concern over future economic growth and trepidation of an economic recession. Yet, the equity markets kept rising as investors placed little probability on the possibility of a recession. In fact, the euphoria for stocks brought the equity indexes close to all-time highs earlier this month. So far, equity investors have been accurate as economic growth has remained strong, causing the bond market to finally sell long-term fixed income instruments, and thus returning the yield curve to its normal, upward sloping shape.

Last week, the Federal Reserve raised the federal funds rate for the 16th consecutive time to 5.0%. The prime rate, which is more relevant to investors and consumers, has also increased significantly to 8.0% (from 4.0%). Further, the 10-year treasury has risen to approximately 5.20%, causing fixed-rate mortgages to climb as well. The fallout from the recent rise in interest rates could be in the housing market, as home prices become less affordable due to higher borrowing costs. So far, some regional housing markets have seen markedly increased inventory levels of homes for sale, perhaps portending a stall or fall in home prices. In addition, confident homeowners refinanced and/or cashed out some (or most) of the equity in their ever-increasing home values over the past few years. If home price appreciation should slow or fall, this cash tailwind for consumer spending may diminish and impair U.S. economic growth prospects.

Commodity prices also continue to rally, reaching 20-plus year highs in May. A rise in commodity prices is troubling because it increases raw material costs for all manufacturers, which then typically forces manufacturers to pass along these increased prices (if possible) to the end user. Although most manufacturers today do not have any pricing power and are unable to pass along increased prices, most have been able to absorb these higher costs over the last two years through increased levels of productivity. However, their ability to absorb these costs, especially at recent astronomical prices, is lessening. So, corporate profitability is at risk unless pricing power returns. With continued excess manufacturing capacity in China, it is unlikely that manufacturers will have the ability to raise prices. Regardless, both scenarios suggest the economy may have some difficultly ahead. Shrinking corporate profitability could threaten the growth of corporate capital investment and rising manufactured product prices portends inflation and even higher interest rates. Should demand decrease, speculation cease, and commodity prices return to reasonable levels, our concerns could dissipate.

Performance by economic sector reflected the aforementioned surge in commodity prices. Based upon the price movements of the S&P 500 Sector SPDR’s, Basic Materials rose 22% for the six-month period, Energy gained 17% and Industrials advanced 16%. The economic sectors that under performed during the six-month period were Utilities (+0%), Healthcare (+2%) and Consumer Staples (+3%). Our investment strategy did not do well in this environment since we had little exposure in basic materials, yet had numerous investments in consumer staples and healthcare. Absent the recent surge in commodity prices, basic materials companies historically do not earn their cost of capital over an economic cycle. As such, they tend to be poor investments unless you can adequately time the commodity cycle surge. Our investment philosophy is geared towards investing in companies with strong, long-term growth prospects of cash flow, not cyclical moves in something out of a management’s control such as commodity prices.

Looking ahead, we continue to believe that the demographic trends will continue to favor the financial and healthcare sectors over the next ten to twenty years. As such, we remain equal to overweighted in those sectors relative to our benchmarks. Within healthcare, we have broadened our exposure to technologically advanced medical products such as defibrillators, stents, joints and spine and remain minimally exposed to large pharmaceutical companies. Biotech remains an exciting industry and we continue to see opportunities for the small-cap portfolio. In the financial area, we remain wary of interest-sensitive financial companies in this rising rate, flat yield curve environment and will remain defensive by owning high-quality, high-dividend paying, fee-based companies. Lastly, we have increased our technology exposure in both funds, reflecting the revival of corporate spending for technology following five years of anemic growth.

GROWTH FUND SECTOR ALLOCATION AS A PERCENT OF NET ASSETS AS OF APRIL 30, 2006

* Less than 1% of Net Assets

Stonebridge Growth Fund

For the fiscal year to date through April 30, 2006, the Stonebridge Growth Fund returned 5.32%, less than the S&P 500 return of 9.64%. As mentioned earlier, the portfolio was underexposed to those economic sectors that performed well and overexposed to defensive areas such as consumer staples and healthcare. We believe that our defensive posture will reward our shareholders over the long-run as the risks to consumer spending become better reflected in the equity markets. Further, we are finding companies with excellent long-term growth prospects such as Medtronic, Zimmer and Stryker that are being disregarded by the markets for the higher risk, cyclical companies. We remain committed to our overweight in healthcare, technology and consumer staples as areas of long-term growth and investment appreciation potential.

SMALL-CAP GROWTH FUND SECTOR ALLOCATION AS A PERCENT OF NET ASSETS AS OF APRIL 30, 2006

* Less than 1% of Net Assets

Stonebridge Small-Cap Growth Fund

For the fiscal year to date through April 30, 2006, the Stonebridge Small-Cap Growth Fund posted a return of 17.90%, less than the 20.31% return of the Russell 2000 Growth Index. However, looking at the calendar year through end of April time period, the Small-Cap Fund has outperformed the Russell 2000 Growth Index by 4.93%. Small-cap stocks continue to outperform the overall market as investors continue to believe that smaller companies retain better growth prospects than their larger brethren. However, the 1.0%-1.5% equity premium that typically exists for small-cap stocks versus large-cap stocks has now turned negative. As such, we have defensively positioned the portfolio and invested in companies with stable growth that trade at discounts to their future estimated cash flows. Earlier this year, this strategy worked well as two of our investments in the portfolio (Diagnostic Products and Jamdat) were purchased by other companies at premium prices.

Going forward, we remain heavily committed to healthcare as an area of high growth with niche products that should grow irrespective of the overall economy. We have added to our position in Vical and continue to believe that its patents and technology will provide a major source of licensing revenue for the company. Further, we have added a new investment to the portfolio, Given Imaging, a pioneer in less-invasive diagnostic imaging. In terms of the consumer, we have investments in niche, growing companies that either cater towards the upper-class consumer or investments in companies that are consolidating a fragmented industry.

Conclusion

We remain cautiously optimistic regarding the U.S. economy and expect strong growth in the first half of 2006 followed by slowing economic growth during the last six months of the year. Overall, we expect 2006 economic growth to be approximately 3.5%. We are diligently watching consumers and looking for indications that their growth in spending may be slowing. Further, we are closely monitoring commodity prices and their potential impact on corporate profitability and inflation. We have positioned the portfolios to minimize our exposure to potentially slowing consumer spending and have placed more emphasis on areas with solid, long-term growth prospects such as healthcare and technology.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

DEFINITION OF INDICES

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Russell 2000 Growth Index (Russell 2000 G) is an unmanaged index, that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - GROWTH FUND

Statement of Investments

April 30, 2006 (Unaudited)

		Market
	Shares	Value
COMMON STOCKS - (99.51%)
COMMUNICATIONS - (8.82%)
Media - (7.12%)
CBS Corp.	12,500	$318,375
The McGraw-Hill Cos, Inc.	7,000	389,620
Viacom, Inc. **	20,000	796,600
		1,504,595

Telecommunications - (1.70%)
Qualcomm, Inc.	7,000	359,380

TOTAL COMMUNICATIONS (Cost $1,630,755)		1,863,975

CONSUMER, CYCLICAL - (6.59%)
Distribution/Wholesale - (1.82%)
WW Grainger, Inc.	5,000	384,600

Retail - (4.77%)
Costco Wholesale Corp.	7,500	408,225
Home Depot, Inc.	15,000	598,950
		1,007,175
TOTAL CONSUMER, CYCLICAL (Cost $871,653)		1,391,775

CONSUMER, NON-CYCLICAL - (34.53%)
Beverages - (9.22%)
Anheuser-Busch Cos, Inc.	15,000	668,700
The Coca-Cola Co.	18,000	755,280
PepsiCo, Inc.	9,000	524,160
		1,948,140

Biotechnology - (2.24%)
Charles River Laboratories International, Inc. **	10,000	472,500

Food - (6.07%)
Sara Lee Corp.	35,000	625,450
Sysco Corp.	22,000	657,580
		1,283,030

		Market
	Shares	Value
COMMON STOCKS - (Continued)
CONSUMER, NON-CYCLICAL (cont’d) - (34.53%)
Healthcare-Products - (13.39%)
Johnson & Johnson	15,000	$879,150
Medtronic, Inc.	12,000	601,440
Stryker Corp.	15,000	656,250
Zimmer Holdings, Inc. **	11,000	691,900
		2,828,740
Pharmaceuticals - (3.61%)
Bristol-Myers Squibb Co.	30,000	761,400

TOTAL CONSUMER, NON-CYCLICAL (Cost $6,825,909)		7,293,810

ENERGY - (9.28%)
Oil & Gas - (9.28%)
Anadarko Petroleum Corp.	2,500	262,050
Chevron Corp.	10,000	610,200
Devon Energy Corp.	4,000	240,440
Exxon Mobil Corp.	9,000	567,720
Houston Exploration Co. **	5,000	279,600

TOTAL ENERGY (Cost $953,215)		1,960,010

FINANCIAL - (17.57%)
Banks - (10.78%)
The Bank of New York Co. Inc.	15,000	527,250
HSBC Holdings PLC (1)	7,500	650,100
State Street Corp.	5,000	326,600
SunTrust Banks, Inc.	10,000	773,300
		2,277,250

Diversified Financial Services - (3.54%)
Citigroup, Inc.	15,000	749,250

Insurance - (3.25%)
Arthur J Gallagher & Co.	25,000	686,000

TOTAL FINANCIAL (Cost $3,170,990)		3,712,500

		Market
	Shares	Value
COMMON STOCKS - (Continued)
HEALTHCARE-SERVICE - (0.00%)
Coram HC Warrants **	495	$—

INDUSTRIAL- (6.25%)
Miscellaneous Manufacturers - (6.25%)
General Electric Co.	25,000	864,750
Teleflex, Inc.	7,000	456,680

TOTAL INDUSTRIAL (Cost $951,652)		1,321,430

INFORMATION TECHNOLOGY- (1.74%)
Semiconductors - (1.74%)
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	35,000	366,800

TOTAL INFORMATION TECHNOLOGY (Cost $275,288)		366,800

TECHNOLOGY- (14.73%)
Semiconductors - (6.11%)
Intel Corp.	30,000	599,400
Xilinx, Inc.	25,000	691,750
		1,291,150

Software - (8.62%)
Intuit, Inc. **	9,000	487,530
Microsoft Corp.	25,000	603,750
Oracle Corp. **	50,000	729,500
		1,820,780

TOTAL TECHNOLOGY (Cost $2,926,416)		3,111,930

TOTAL COMMON STOCKS (Cost $17,605,878)		$21,022,230

	Principal	Market
	Amount	Value

SHORT TERM INVESTMENTS (0.59%)
MONEY MARKET MUTUAL FUNDS - (0.59%)
Fifth Third U.S. Treasury Money Market Fund	124,868	124,868

TOTAL SHORT TERM INVESTMENTS (Cost $124,868)		124,868

TOTAL INVESTMENTS - (100.10%) (Cost $17,730,746)		$21,147,098

Liabilities in Excess of Other Assets (0.10)%		(21,880)

NET ASSETS (100.00%)		$21,125,218

** Non Income Producing Security

(1) ADR - American Depository Receipt

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT- SMALL-CAP GROWTH FUND

Statement of Investments

April 30, 2006 (Unaudited)

		Market
	Shares	Value
COMMON STOCKS - (100.06%)
BASIC MATERIALS - (2.87%)
Chemicals - (2.87%)
Valspar Corp.	8,000	$226,400

TOTAL BASIC MATERIALS (Cost $177,595)		226,400

COMMUNICATIONS - (8.53%)
Media - (2.40%)
Primedia, Inc. **	100,000	189,000

Telecommunications - (6.13%)
Lanoptics Ltd. **	20,000	182,600
Plantronics, Inc.	8,000	300,000
		482,600

TOTAL COMMUNICATIONS (Cost $538,031)		671,600

CONSUMER, CYCLICAL - (8.05%)
Apparel - (2.60%)
Quiksilver, Inc. **	15,000	205,050

Retail - (2.78%)
Petco Animal Supplies, Inc. **	10,000	219,000

Toys/Games/Hobbies - (2.67%)
Leapfrog Enterprises, Inc. **	20,000	210,000

TOTAL CONSUMER, CYCLICAL (Cost $589,476)		634,050

CONSUMER, NON-CYCLICAL - (35.67%)
Biotechnology - (4.80%)
Lifecell Corp. **	6,000	162,240
Vical, Inc. **	40,000	215,600
		377,840

Commercial Services - (3.02%)
Corinthian Colleges, Inc. **	16,000	238,240

		Market
	Shares	Value
COMMON STOCKS - (Continued)
CONSUMER, NON-CYCLICAL (cont’d) - (35.67%)
Food - (2.87%)
Fresh Del Monte Produce, Inc.	12,000	$225,720

Healthcare - (2.98%)
Given Imaging Ltd. ADR **	10,000	234,400

Healthcare-Products - (14.61%)
Cantel Medical Corp.**	12,300	180,687
Diagnostic Products Corp.	5,000	290,000
Kinetic Concepts, Inc. **	5,500	240,130
Kyphon, Inc. **	6,000	249,300
VNUS Medical Technologies, Inc. **	24,279	190,590
		1,150,707
Household Products/Wares - (1.12%)
The Scotts Miracle-Grow Co. **	2,000	88,520

Pharmaceuticals - (6.27%)
Hollis-Eden Pharmaceuticals **	40,000	228,000
Kos Pharmaceuticals, Inc. **	5,500	266,200
		494,200

TOTAL CONSUMER, NON-CYCLICAL (Cost $2,489,889)		2,809,627

ENERGY - (3.46%)
Oil & Gas - (1.42%)
Houston Exploration Co. **	2,000	111,840

Oil & Gas Services - (2.04%)
Superior Energy Services, Inc. **	5,000	160,750

TOTAL ENERGY (Cost $105,888)		272,590

FINANCIAL - (17.84%)
Banks - (6.43%)
Nara Bancorp, Inc.	15,000	282,000
W Holding Co. Inc.	30,000	224,700
		506,700

		Market
	Shares	Value
COMMON STOCKS - (Continued)
FINANCIAL (cont’d) - (17.84%)
Insurance - (11.41%)
Arch Capital Group Ltd. **	2,500	$151,875
Arthur J Gallagher & Co.	10,000	274,400
Kingsway Financial Swervices, Inc.	10,000	218,100
The PMI Group, Inc.	5,500	253,825
		898,200

TOTAL FINANCIAL (Cost $1,128,061)		1,404,900

INDUSTRIAL - (9.09%)
Electrical Components & Equipment - (2.78%)
American Superconductor Corp. **	20,000	219,200

Electronics - (4.24%)
American Science & Engineering, Inc. **	2,000	171,200
Intelli-Check, Inc. **	30,000	162,000
		333,420

Miscellaneous Manufacturers - (2.07%)
Teleflex, Inc.	2,500	163,100

TOTAL INDUSTRIAL (Cost $541,146)		715,720

RETAIL - (2.96%)
Ruth’s Chris Steak House, Inc. **	10,000	233,500

TOTAL RETAIL (Cost $231,475)		233,500

TECHNOLOGY - (11.59%)
Electronics - (2.40%)
Analogic Corp.	3,000	189,270

Semiconductors - (6.11%)
O2Micro International Ltd.(1) **	22,500	241,650
Veeco Instruments, Inc. **	10,000	239,500
		481,150

		Market
	Shares	Value
COMMON STOCKS - (Continued)
TECHNOLOGY (cont’d) - (11.59%)
Software - (3.08%)
Cognos, Inc. **	6,500	$242,255

TOTAL TECHNOLOGY (Cost $231,475)		912,675

TOTAL COMMON STOCKS (Cost $6,526,550)		$7,881,062

	Principal	Market
	Amount	Value

SHORT TERM INVESTMENTS (6.01%)
MONEY MARKET MUTUAL FUNDS - (6.01%)
Fifth Third Government Money Market Fund	200,000	200,000

Fifth Third U.S. Treasury Money Market Fund	273,063	273,063

TOTAL SHORT TERM INVESTMENTS (Cost $473,063)		473,063

TOTAL INVESTMENTS - (106.07%)(2) (Cost $6,999,613)		$8,354,125

Liabilities in Excess of Other Assets (6.07)%		(477,966)

NET ASSETS (100.00%)		$7,876,159

** Non Income Producing Security

(1) ADR - American Depository Receipt

(2) Percentage of Total Net Assets which includes pending transactions.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

		Small-Cap
	Growth	Growth
	Fund	Fund
ASSETS:
Investments, at value (Cost- see below)	$21,147,098	$8,354,125
Dividends and interest receivable	22,206	1,822
Prepaid and other assets	13,783	15,481

TOTAL ASSETS	21,183,087	8,371,428

LIABILITIES:
Payable for investments purchased	—	452,210
Payable for fund shares redeemed	—	10,000
Accrued investment advisory fee	11,814	3,731
Accrued administration fee	4,314	5,410
Accrued trustee fee	5,416	4,577
Accrued expenses	36,325	19,341

TOTAL LIABILITIES	57,869	495,269

NET ASSETS	$21,125,218	$7,876,159

COMPOSITION OF NET ASSETS:
Capital Stock ($1.00 par value)	$2,221,559	$684,679
Paid-in-capital	19,518,891	5,286,752
Accumulated net investment gain/(loss)	(52,329)	(92,246)
Accumulated net realized gain/(loss) on investments	(3,979,255)	642,462
Net unrealized appreciation in value of investments	3,416,352	1,354,512

NET ASSETS	$21,125,218	$7,876,159

NET ASSET VALUE PER SHARE:
Net Assets	$21,125,218	$7,876,159
Shares outstanding	2,221,559	684,679
Net asset value and redemption price per share	$9.51	$11.50

COST OF INVESTMENTS	$17,730,746	$6,999,613

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - GROWTH FUND

Statements of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

	Growth Fund	Small-Cap Growth Fund
INCOME:
Dividends (net of foreign tax withheld of $241 for Small-Cap Growth Fund)	$221,337	$16,112
Interest	4,165	5,433

TOTAL INCOME	225,502	21,545

EXPENSES:
Investment advisory fees	77,827	34,806
Administration fees	37,291	38,288
Transfer agent fees	59,158	17,668
Fund accounting fees and expenses	19,833	14,388
Custodian fees	4,703	4,314
Legal fees	28,071	7,668
Printing fees	12,847	8,290
Registration fees	5,430	2,667
Audit fees	9,480	(433)
Trustee fees and expenses	16,399	7,779
Proxy voting fees	3,664	1,233
Insurance	12,299	3,632
Other	1,329	540
TOTAL EXPENSES	288,331	140,840
Advisory Waiver	—	(16,549)
Administration Waiver	(10,500)	(10,500)

Net Expenses	277,831	113,791

NET INVESTMENT LOSS	$(52,329)	$(92,246)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	274,302	642,467
Unrealized appreciation of investments
Beginning of period	2,526,626	694,543
End of period	3,416,352	1,354,512

Change in net unrealized appreciation of investments	889,726	659,969

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,164,028	1,302,435

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,111,699	$1,210,190

The accompanying notes to financial statements are an integral part of the financial statements.

Statements of Changes in Net Assets

	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)
OPERATIONS:
Net investment loss	$(52,329)	$(62,952)
Net realized gain/(loss) on investments	274,303	1,982,472
Change in net unrealized appreciation/(depreciation) of investments	889,725	746,130

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,111,699	1,173,390

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets derived from beneficial interest transactions	(1,206,785)	(1,845,112)

NET INCREASE/(DECREASE) IN NET ASSETS	(95,086)	(671,722)

NET ASSETS:
Beginning of period	21,220,304	21,892,026

End of period	$21,125,218	$21,220,304

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - SMALL-CAP GROWTH FUND

Statements of Changes in Net Assets

	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)
OPERATIONS:
Net investment loss	$(92,246)	$(173,115)
Net realized gain/(loss) on investments	642,467	1,174,757
Change in net unrealized appreciation/(depreciation) of investments	659,969	(208,528)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,210,190	793,114

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Capital Gains	(998,045)	—

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets derived from beneficial interest transactions (Note 3)	445,203	(64,844)

NET INCREASE IN NET ASSETS	657,348	728,270

NET ASSETS:
Beginning of period	7,218,811	6,490,541

End of period	$7,876,159	$7,218,811

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - GROWTH FUND

Financial Highlights

Selected Data for Each Share of Beneficial Interest Outstanding

Throughout the Periods Indicated:

	Six Months
	Ended		Years Ended October 31,
	April 30, 2006(1)		2005	2004	2003	2002
PER SHARE DATA
Net asset value, beginning of year	$9.03		$8.57	$7.89	$6.49	$9.11
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	(0.02)		(0.03)	(0.06)	(0.03)	0.01
Net realized and unrealized gain/(loss) on investments	0.50		0.49	0.74	1.44	(1.78)
Total income/(loss) from investment operations	0.48		0.46	0.68	1.41	(1.77)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	0.00		0.00	0.00	(0.01)	0.00
Distributions from net realized gain on investments	0.00		0.00	0.00	0.00	(0.85)
Total distributions to shareholders	0.00		0.00	0.00	(0.01)	(0.85)
Net asset value, end of period	$9.51		$9.03	$8.57	$7.89	$6.49
Total Return	8.81%		5.37%	8.62%	21.69%	(21.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$21,125		$21,220	$21,892	$21,766	$19,062
Ratio of operating expenses to average net assets	2.59	%*	2.22%	2.09%	2.10%	1.50%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	2.69	%*	2.56%	2.34%	2.35%	2.16%
Ratio of net investment income/(loss) to average net assets	(0.49	)%*	(0.29)%	(0.72)%	(0.46)%	0.08%
Ratio of net investment income/(loss) to average net assets before fee waivers and subsidy reimbursements	(0.59	)%*	(0.63)%	(0.97)%	(0.71)%	(0.58)%
Portfolio turnover rate**	32.05%		39.29%	63.80%	109.16%	50.18%

*  Annualized

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2006 were $6,799,930 and $8,125,989, respectively.

(1) Unaudited

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - SMALL-CAP GROWTH FUND

Financial Highlights

Selected Data for Each Share of Beneficial Interest Outstanding

Throughout the Periods Indicated:

	Six Months
	Ended	Years Ended October 31,
	April 30, 2006(1)	2005	2004	2003	2002
PER SHARE DATA
Net asset value, beginning of year	$11.42	$10.18	$9.12	$6.49	$7.96

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.13)	(0.27)	(0.26)	(0.19)	(0.18)
Net realized and unrealized gain/(loss) on investments	1.85	1.51	1.32	2.82	(1.29)
Total income/(loss) from investment operations	1.72	1.24	1.06	2.63	(1.47)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gain on investments	(1.64)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(1.64)	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.50	$11.42	$10.18	$9.12	$6.49
Total Return	25.48%	12.18%	11.62%	40.52%	(18.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$7,876	$7,219	$6,491	$6,578	$5,188
Ratio of operating expenses to average net assets	3.11%*	2.90%	2.94%	3.11%	2.90%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	3.56%*	3.68%	3.44%	3.61%	3.71%
Ratio of net investment loss to average net assets	(2.52)%*	(2.39)%	(2.52)%	(2.43)%	(2.24)%
Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements	(2.97)%*	(2.39)%	(3.02)%	(2.93)%	(3.05)%
Portfolio turnover rate**	63.46%	116.17%	84.33%	177.13%	55.79%

* Annualized

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2006 were $4,579,128 and $5,166,635, respectively.

(1) Unaudited

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT (UNAUDITED)

Notes to Financial Statements

  1. ORGANIZATION:

Organization and Nature of Operations — Stonebridge Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Growth Fund and the Stonebridge Small-Cap Growth Fund (formally the Stonebridge Aggressive Growth Fund), each referred to as a “Series” or a “Fund” of the Trust. Stonebridge Growth Fund, also referred to as the Growth Fund, seeks long-term growth of capital and increased future income, with the production of immediate current income as a secondary objective, through investment primarily in common stocks which appear to have potential for growth in sales, earnings per share, and dividends at a rate greater than the overall economy and the rate of inflation, and investing in companies with large and medium market capitalizations. Stonebridge Small-Cap Growth Fund, also referred to as the Small-Cap Fund, seeks long-term growth of capital, with the production of short-term income as a secondary objective, through investment primarily in common stocks which appear to have good prospects for superior earnings growth, and investing in companies with smaller market capitalizations.

  2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates — The preparation of each Series’ financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuation — Investment securities listed or traded on a registered securities exchange are valued at the last sales price on the date of valuation. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value. Other securities for which quotations are not readily available are valued at fair value as determined in good faith by the Funds’ Fair Value Committee using methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates NAV, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider factors such as the fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant factors.

Federal Income Taxes — The Trust’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Allocation of Expense — Trust expenses which are not Series specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust’s totals.

Other — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

  3. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

Unrealized Appreciation and Depreciation on Investments (Tax Basis):

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities, at April 30, 2006 were as follows:

	Stonebridge Growth Fund	Stonebridge Small-Cap Fund
Gross appreciation (excess of value over tax cost)	$3,784,149	$1,560,658
Gross depreciation (excess of tax cost over value)	(368,281)	(206,146)
Net unrealized appreciation/(depreciation)	3,415,868	1,354,512
Cost of investments for income tax purposes	$17,730,262	$6,999,613

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Classifications of Distributions — Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of the distributions paid during the six months ended April 30, 2006 and the year ended October 31, 2005 was as follows:

	Stonebridge Growth Fund		Stonebridge Small-Cap Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2006	October 31, 2005	April 30, 2006	October 31, 2005
Distributions paid from:
Ordinary Income	$0	$0	$0	$0
Short-Term Capital Gain	$0	$0	$337,230	$0
Long-Term Capital Gain	$0	$0	$660,815	$0
Total	$0	$0	$998,045	$0

At April 30, 2006, each Series had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring	Stonebridge Growth Fund	Stonebridge Small-Cap Fund
2011	$(4,248,935)	$0
Total	$(4,248,935)	$0

Components of Net Assets (Tax Basis):

As of April 30, 2006, the components of net assets on a tax basis were:

	Stonebridge Growth Fund	Stonebridge Small-Cap Fund
Accumulated net investment loss	$(52,329)	$(92,245)
Accumulated net realized gain on investments	(3,979,255)	642,462
Net unrealized appreciation of investments	$3,416,352	$1,354,512
Total	$(615,232)	$1,904,729

  4. SHARES OF BENEFICIAL INTEREST:

As of April 30, 2006, there were indefinite numbers of $1.00 par value shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the six months ended April 30, 2006 and the year ended October 31, 2005, were as follows:

	STONEBRIDGE GROWTH FUND
	For the Six Months Ended April 30, 2006		For the Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Shares Sold	6,049	$56,761	50,775	$457,855
Share Issued in Reinvestment of Dividends	—	—	—	—
Total	6,049	56,761	50,775	457,855
Less Shares Redeemed	(134,029)	(1,263,546)	(254,313)	(2,302,967)
Net Decrease	(127,980)	$(1,206,785)	(203,538)	$(1,845,112)

	STONEBRIDGE SMALL-CAP FUND
	For the Six Months Ended April 30, 2006		For the Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Shares Sold	19,163	$211,536	31,390	$362,706
Share Issued in Reinvestment of Dividends	102,668	985,612	—	—
Total	121,831	1,197,148	31,390	362,706
Less Shares Redeemed	(69,281)	(751,940)	(36,941)	(427,550)
Net Increase/(Decrease)	52,550	$445,208	(5,551)	$(64,844)

  5. TRANSACTIONS WITH AFFILIATES:

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to each Series. The advisory agreements have been approved by the Trust’s Board of Trustees and shareholders. Pursuant to its advisory agreements with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly, at annual rates of 0.75% and 1.00% of the average daily net assets of the Stonebridge Growth and Stonebridge Small-Cap Funds, respectively. Effective November 1, 2005, the Adviser has agreed to waive 0.50% of its contractual advisory fees for the Small-Cap Fund to keep its net advisory fees at an annual rate of 0.50%, which will continue through February 27, 2007. The waived fees are not subject to recoupment.

Prior to entering into this arrangement, the Adviser had agreed to defer its annual management fee to the extent necessary to limit the overall annual expenses of the Stonebridge Growth Fund and Stonebridge Small-Cap Fund to 1.50% and 2.90%, respectively; however, in circumstances where the Adviser was required to waive 100% of its annual management fee, it was not responsible for reimbursing the Funds for additional expenses. Each Series will remain liable to the Adviser for all such expenses subsidized in any fiscal year, for a period of up to three years from the date the expenses were incurred, so long as reimbursement will not cause the annual expense ratio to exceed the expense limit in effect for that year; such a reimbursement would be recognized as an expense previously deferred in the Statement of Operations in the period it was incurred.

On November 2, 1998, the Trust entered into an administration agreement with ALPS Mutual Funds Services, Inc. (“ALPS”). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and at all times ALPS’ fee will be no less than $6,250 per month per Series. Effective November 1, 2002, ALPS has agreed to waive fees to reduce the minimum fee to $4,500 per month per Series, which reduction will continue through October 31, 2006. The waived fees are not subject to recoupment.

ALPS Distributors, Inc. serves as the principal underwriter for shares of both the Stonebridge Growth Fund and Stonebridge Small-Cap Fund and acts as each Fund’s distributor in a continuous public offering of each Fund’s shares.

Certain officers and trustees of the Trust are also officers and/or trustees of the Adviser.

Additional Information

  1. SHAREHOLDER TAX INFORMATION:

Certain tax information regarding each Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2005. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended October 31, 2005, the Funds did not pay any distributions per share.

  2. PROXY VOTING INFORMATION:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and information regarding proxies voted by the Funds during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

  3. FUND HOLDINGS:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Stonebridge Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q filings are available without charge, upon request, by contacting Stonebridge Funds’ at 1-800-639-3935 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-Q filings at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

  4. OTHER:

Shareholders individually holding more than 5% of the Fund’s outstanding shares as of April 30, 2006, constituted 7.84% of the Stonebridge Growth Fund and 60.47% of the Stonebridge Small-Cap Growth Fund.

The Funds pay an annual retainer of $6,000 and $2,000 per meeting to each Independent Trustee. The Trustees are reimbursed for any out-of-pocket expenses relating to attendance at meetings.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs:  (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2005 and held until April 30, 2006.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

Stonebridge Growth Fund

	Beginning Account Value at 11/01/05	Ending Account Value at 4/30/06	Expense Paid During Period * 11/01/05 to 4/30/06

Actual Fund Return	$1,000	$1,053	$13.19
Hypothetical Fund Return	$1,000	$1,012	$12.92

* Expenses are equal to the Stonebridge Growth Fund’s annualized expense ratio of 2.59%, multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year/365 (to reflect the half-year period).

Stonebridge Small-Cap Growth Fund

	Beginning Account Value at 11/01/05	Ending Account Value at 4/30/06	Expense Paid During Period * 11/01/05 to 4/30/06

Actual Fund Return	$1,000	$1,179	$16.80
Hypothetical Fund Return	$1,000	$1,009	$15.49

* Expenses are equal to the Stonebridge Small-Cap Growth Fund’s annualized expense ratio of 3.11%, multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year/365 (to reflect the half-year period).

Trustees and Officers

The business affairs of Stonebridge Funds Trust (the “Trust”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free
1-800-639-3935.

Term of Office and
		Length of Time Served(2)	Principal Occupation(s) During the
Name, Address	Position(s) Held	/ Number of Funds	Past 5 Years / Other Directorships Held by
& Age(1)	with Funds	Overseen by Trustee	Trustee(3)

INDEPENDENT TRUSTEES

Selvyn B. Bleifer, MD	Trustee	Since November 1,	Physician, Cardiovascular Medical Group
Age 76		1998 / 2	/ None

Marvin Freedman	Trustee	Since November 1,	Retired Founding Partner, Freedman Broder
Age 80		1998 / 2	& Company Accountancy Corporation,
Certified Public Accountants / None

Charles Haas	Trustee	Since November 1,	Retired motion picture and television
Age 92		1998 / 2	director / None

William Taylor	Trustee	Since November 1,	Managing General Partner, Mountaineer
Age 67		1998 / 2	Capital LP, (a venture capital organization),
Director, T.P.L., Inc. (an advanced materials company).

INTERESTED TRUSTEES

Richard C. Barrett, CFA(4)	Chairman of the	Since November 1,	President and Chairman of the Board,
Age 64	Board, President	1998 / 2	Stonebridge Capital Management, Inc. /
	and Trustee		None

	Position(s) Held	Term of Office and	Principal Occupation(s) During the Past
Name, Address & Age(1)	with Funds	Length of Time Served(2)	5 Years

OFFICERS

Debra L. Newman(5)	Vice President,	Since	Vice President, Chief Financial Officer,
Age 50	Treasurer and	November 1, 1998	Chief Compliance Officer, Secretary
	Chief Compliance		and Managing Director, Stonebridge
	Officer		Capital Management, Inc.

Matthew W. Markatos,	Executive Vice	Since	Executive Vice President, Stonebridge
CFA, CIC	President and	March 25, 2003	Capital Management, February 2000 to
Age 33	Managing Director		present; Vice president, Van Deventer
& Hoch Investment Counsel, July
1996-January 2000.

Benjamin H. Lowe	Secretary	Since	Senior Fund Accountant, Invesco
Age 28		September 27, 2005	Funds 2000 - 2003; Senior Fund
Accountant, Founders Funds 2003 -
2005; Controller, ALPS Mutual Funds
Services, Inc., 2005 to present.

(1) Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Stonebridge Funds Trust, 1625 Broadway, Suite 2200, Denver, CO 80202.

(2) Trustees hold office until they resign or their successors have been elected and qualified. Officers hold office until they resign or their successors have been appointed by the Board of Trustees.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.

(4) Mr. Barrett is an “interested person” of the Trust by virtue of his position with the Adviser.

(5) Mr. Barrett is married to Ms. Newman.

Item 2.   Code of Ethics.

Not applicable to semi-annual report.

Item 3.   Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End  Management Investment Companies.

Not applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b)     The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule
30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STONEBRIDGE FUNDS TRUST

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	July 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	July 7, 2006

By:	/s/ Debra L. Newman
Debra L. Newman
Vice President and Treasurer
(Principal Financial Officer)

Date:	July 7, 2006